T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                  August 31, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
-----------------
     * Municipal bonds posted strong returns, aided by heavy demand and falling interest rates.
     * The Virginia Short-Term Tax-Free Bond Fund's results lagged its peer group average for the past six months, but were in line with it over the year.
     * The Virginia Tax-Free Bond Fund's solid gains outpaced the average Virginia fund for both the 6- and 12-month periods.
     * The economic environment favors a stable to improving market barring unforeseen inflation.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Municipal bonds rebounded sharply over the past six months, due primarily to strong demand but also aided by falling interest rates, the result of heightened investor confidence stemming from the Federal Reserve's firm commitment to maintaining domestic economic growth at a sustainable, noninflationary level. These factors were particularly favorable to longer-term funds such as the Virginia Tax-Free Bond Fund, which posted solid returns for the six months ended August 31. The Virginia Short-Term Tax-Free Bond Fund also generated positive results.

MARKET ENVIRONMENT
------------------
     The Fed's determination to keep inflation in check appears to be paying off. Six interest rate hikes since June 1999 -- including increases totaling three-quarters of a percentage point in the past six months -- have the economy on track to meet the central bank's expressed goal of a soft landing. While rising rates hit bond markets hard in 1999 and early in 2000, the Fed's anti-inflationary medicine proved a tonic for bonds beginning in the spring, and since May investors have shown confidence that the Fed's monetary policy will result in a favorable environment for bonds. The rate hikes also injected a note of sobriety into equity markets, and the heightened volatility in stocks increased the allure of the steadier bond markets, especially for more conservative investors.

     The U.S. Treasury Department's unprecedented buyback program also boosted bonds over the last six months. Bond prices rallied after the Treasury announced in January its intention to reduce the government's debt load by repurchasing Treasury bonds. This created a scarcity premium as investors focused on the likelihood of a significant reduction, and perhaps the complete disappearance, of Treasuries. As the first to be repurchased, long-term Treasury bonds received the biggest advance, returning 15% year-to-date. The buyback program coupled with the Fed's short-term rate hikes contributed to an inverted yield curve, in which yields on short-term Treasuries are higher than yields on long-term issues. Although the yield curve has been inverted since January, intermediate and longer-term Treasury yields have fallen sharply since May, partly due to the diminishing supply of Treasuries as well as investors' increasing conviction that the Fed's monetary policy is working.

*******************************
Virginia's economy continues
to grow at an impressive rate.
*******************************

     The municipal yield curve did not invert, but it remains flatter than historical norms. Municipal bond yields, including those in Virginia, have fallen along with Treasuries due to heavy demand by buyers enticed by high taxable-equivalent yields and a diminished supply of available issues. New issues are down 20% nationally through August versus the same period last year as a result of higher borrowing costs and lower borrowing needs of state and local governments.

     Virginia's economy continues to grow at an impressive rate. New jobs grew 2.3% for the fiscal year ended June 30, 2000 -- the fourth consecutive year over 2% -- and the 2.9% June unemployment rate was the lowest for that month in 47 years. Virginia's employment base, once dependent on the federal government, has diversified into services and high-technology. Although the manufacturing sector has been sluggish in the past, the Richmond Federal Reserve Board reported strong shipments during June and July, with a few pockets of weakness, as apparel, lumber, and fabricated metals noted a slight falloff in shipments.

     The Commonwealth maintained its healthy financial profile. Despite recent tax-relief measures, revenues for the fiscal year ended June 30, 2000, rose 10.5% over last year, with much of that attributable to increased income and sales tax collections. Transportation Trust Fund Revenues through June 30, 2000, were up 6.3% from last year, well ahead of forecasts. The supply of municipals remains tight due to Virginia's sound fiscal policies.

     Transportation needs remain the Commonwealth's chief concern. The Virginia Transportation Act of 2000 increased funding for transportation and established a priority-setting mechanism for projects. In addition, $800 million in GARVEE bonds (backed by federal transportation grants) has been secured and one-third of insurance premium tax revenue will be dedicated to transportation beginning in 2003.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------

PERFORMANCE COMPARISON
----------------------
Periods Ended 8/31/00         6 Months  12 Months
---------------------         --------  ---------
Virginia Short-Term
Tax-Free Bond Fund              2.52%      3.81%

Lipper Short Municipal
Debt Funds Average              2.70       3.84

     Falling interest rates late in the period and the heavy demand for Virginia municipals helped your fund post a solid return for the six months ended August
31. The fund's 2.52% total return slightly under-performed the Lipper Short Municipal Debt Funds Average, which measures short-term municipal funds nationwide. The fund returned 3.81% for the 12-month period, in line with the Lipper average. Income rose to $0.10 per share. The fund's 12-month dividend yield of 3.78% was roughly equivalent to a 5.91% taxable yield for an investor in the 36% federal bracket.

     In our previous report, we noted that our strategy had been to keep duration short while the Fed raised interest rates in 1999, but that with municipal interest rates at their highest level in years, we saw an opportunity to lock in those rates by extending duration. (Duration measures price sensitivity to changes in interest rates. A fund with a duration of two years will have a 2% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) We did lengthen duration early in the period, but our position was still conservative given the possibility of further rate increases. When the economy slowed in June and the dire forecasts built into the market began to subside, short-term interest rates fell dramatically. As this happened, we allowed the portfolio to move to a shorter average duration. New cash flow received in July was held in daily investments as valuations on three-year debt reached what we considered unsustainable levels. At the end of the period, duration stood at 1.6 years, down from 1.8 years at the end of February and 2.0 years a year ago.


        PROPOSED MERGER
        ---------------
            As you know, the Board of Directors of the Virginia Short-Term Tax-Free Bond Fund has recommended merging the fund's assets into the T. Rowe Price Tax-Free Short-Intermediate Fund. If approved, the merger will take place on October 31 and you will receive a letter confirming the merger. Please keep in mind that the merger would have no tax liabilities for you. Your cost basis and holding periods for your shares would be carried over and applied to your shares in the merged fund.

     Our portfolio remained well balanced. Local general obligation bonds now represent the largest sector exposure at 28% of assets, up from 18% at the end of February. This change came at the expense of our stake in shorter-term prerefunded bonds that we either sold or that matured.

VIRGINIA TAX-FREE BOND FUND
---------------------------

PERFORMANCE COMPARISON
----------------------
Periods Ended 8/31/00         6 Months  12 Months
---------------------         --------  ---------
Virginia Tax-Free Bond Fund     6.61%      6.26%

Lipper Virginia Municipal
Debt Funds Average              6.31       5.14


     Falling interest rates helped Virginia's tax-exempt market regain strength in the most recent half year along with the national municipal market. Your fund took advantage, posting a 6.61% six-month return that exceeded its Lipper peer group average. This return reflected a favorable combination of strong income -- dividends per share increased slightly to $0.28 per share -- and a sharply rising net asset value. We were especially pleased to outperform our Lipper benchmark after having also reported superior performance in the more challenging previous six-month period. The 12-month dividend yield ended the period at 5.14%; an approximate taxable equivalent yield for investors in the 36% tax bracket would be 8.03%.

     Duration management was an important part of the fund's recent success. (For an explanation of duration, see the Virginia Short-Term Tax-Free Bond Fund discussion.) After taking a conservative approach last year, we took on more interest rate exposure at the outset of 2000 by shifting the portfolio's average duration and maturity targets modestly longer. After a period of sustained weakness, we felt municipals offered considerable value as yields neared their highest levels in several years. We invested the portfolio's cash -- both new cash flow and the proceeds of maturing bonds -- in the longer end of the market. We wanted to lock in higher rates while also improving potential for principal appreciation if rates fell. As rates subsequently declined, this strategy enabled the share price to rise a notch ahead of our competitors and allowed the fund to maintain its dividend per share distributions.

     As the market continued to improve over the summer, we shifted the fund's target duration back in line with the market. At the period's end, duration stood at 7.1 years, somewhat shorter than six months ago. If rates continue to fall, we would expect with our current posture to keep up with but not exceed peer group averages.

*******************************
We maintain a diversified
portfolio of holdings
across the state . . .
*******************************

     We have long sought a balance between higher-coupon, premium-priced bonds that bolster income and lower-coupon, discount bonds with better potential for price appreciation when rates fall. More recently, we have directed most new cash flow into higher-coupon bonds, seeking to rebuild emphasis on income over price appreciation. This approach should moderate share price swings, particularly in a rising rate environment.

     As in the national market, new issue supply of Virginia municipal bonds has been light in 2000, limiting opportunities to dramatically reposition the portfolio. The fund's average credit quality has improved a notch to AA, and allocation among sectors did not change significantly. We maintain a diversified portfolio of holdings across the state, with emphasis on tax-supported holdings that should benefit from the strong local economy.

OUTLOOK
-------
     We began the year believing that after an especially weak period in 1999, municipal bonds were significantly undervalued compared to taxable alternatives. The municipal market recovered much of that ground in 2000, and we expect the current mix of low supply and strong demand to continue.

     Economically the picture is bright. Despite higher oil prices, the outlook for inflation is benign. Rather than increasing overall inflation, oil prices are acting like a tax on consumer activity, helping to slow consumer demand, reducing the need for inventory buildup, and easing pressures on production and hiring. This economic backdrop favors stable to improving municipal bond prices, barring a change in the outlook for inflation.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

September 22, 2000

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                        2/29/00        8/31/00
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------
Price Per Share                                         $ 5.06         $ 5.09
Dividends Per Share
     For 6 months                                         0.09           0.10
     For 12 months                                        0.18           0.19
Dividend Yield *
     For 6 months                                         3.73%          3.78%
     For 12 months                                        3.70           3.78
30-Day Standardized Yield                                 4.10           3.87
Weighted Average Maturity (years)                         2.1            1.8
Weighted Average Effective Duration (years)               1.8            1.6
Weighted Average Quality **                                AA             AA
Virginia Tax-Free Bond Fund
Price Per Share                                         $10.55         $10.96
Dividends Per Share
     For 6 months                                         0.27           0.28
     For 12 months                                        0.54           0.55
Dividend Yield *
     For 6 months                                         5.23%          5.11%
     For 12 months                                        5.23           5.14
30-Day Standardized Yield                                 5.15           4.84
Weighted Average Maturity (years)                        15.7           15.5
Weighted Average Effective Duration (years)               8.3            7.1
Weighted Average Quality **                                AA-            AA

     * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           2/29/00       8/31/00
                                                           -------       -------
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------
General Obligation - Local                                    18%          28%
Prerefunded Bonds                                             23           14
Hospital Revenue                                              11           12
Solid Waste Revenue                                            7            8
Lease Revenue                                                 11            6
Air and Sea Transportation Revenue                             5            5
Electric Revenue                                               5            4
Housing Finance Revenue                                        1            3
Water and Sewer Revenue                                        4            3
Ground Transportation Revenue                                  3            3
Escrowed to Maturity                                           1            3
Industrial and Pollution Control Revenue                       3            2
Dedicated Tax Revenue                                          3            2
General Obligation - State                                     2            2
All Other                                                      4            4
Other Assets Less Liabilities                                 -1            1
Total                                                        100%         100%

VIRGINIA TAX-FREE BOND FUND
---------------------------
Hospital Revenue                                              14%          13%
Prerefunded Bonds                                             14           12
General Obligation - Local                                    12           11
Dedicated Tax Revenue                                          6            9
Housing Finance Revenue                                        7            8
Water and Sewer Revenue                                        4            7
Educational Revenue                                            8            7
Air and Sea Transportation Revenue                             3            5
Industrial and Pollution Control Revenue                       6            5
Lease Revenue                                                  5            5
Ground Transportation Revenue                                  4            4
Other Revenue                                                  4            3
Solid Waste Revenue                                            5            3
Life Care/Nursing Home Revenue                                 3            3
Escrowed to Maturity                                           2            2
All Other                                                      1            2
Other Assets Less Liabilities                                  2            1
Total                                                        100%         100%

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since   Inception
Periods Ended 8/31/00          1 Year  3 Years  5 Years   Inception        Date
---------------------          ------  -------  -------   ---------   ---------
Virginia Short-Term
Tax-Free Bond Fund              3.81%    3.68%    3.79%      4.35%     11/30/94

Virginia Tax-Free Bond Fund     6.26     4.69     5.81       6.76       4/30/91


     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------                  Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                        6 Months      Year
                           Ended     Ended
                         8/31/00   2/29/00  2/28/99  2/28/98  2/28/97    2/29/96
NET ASSET VALUE
Beginning of period      $  5.06   $  5.18  $  5.15  $  5.13  $  5.16   $  5.06
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)             0.10*     0.18*    0.19*    0.19*    0.20*     0.21*
  Net realized and
  unrealized gain (loss)    0.03     (0.11)    0.04     0.03    (0.03)     0.11
--------------------------------------------------------------------------------
  Total from
  investment activities     0.13      0.07     0.23     0.22     0.17      0.32
--------------------------------------------------------------------------------
Distributions
  Net investment income    (0.10)    (0.18)   (0.19)   (0.19)   (0.20)    (0.21)
  Net realized gain             -    (0.01)   (0.01)   (0.01)        -    (0.01)
--------------------------------------------------------------------------------
  Total distributions      (0.10)    (0.19)   (0.20)   (0.20)   (0.20)    (0.22)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $  5.09   $  5.06  $  5.18  $  5.15  $  5.13   $  5.16

Ratios/Supplemental Data
Total return**             2.52%*    1.48%*   4.51%*   4.48%*   3.33%*    6.43%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      0.60%+*   0.60%*   0.62%*   0.65%*   0.65%*    0.65%*
--------------------------------------------------------------------------------
Ratio of net investment
income(loss) to average
net assets                 3.76%+*   3.61%*   3.65%*   3.81%*   3.84%*    4.07%*
--------------------------------------------------------------------------------
Portfolio turnover rate    28.4%+    39.3%    22.5%    75.0%    32.5%     36.4%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)           $ 32,827  $ 27,620 $ 26,772 $ 20,361 $ 16,314  $ 12,480

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/28/02.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------                            Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                       6 Months     Year
                          Ended    Ended
                        8/31/00  2/29/00   2/28/99   2/28/98  2/28/97   2/29/96
NET ASSET VALUE
Beginning of period    $  10.55  $ 11.45  $  11.45  $  11.05  $ 11.09  $  10.56
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)            0.28     0.54      0.55      0.57     0.57*     0.57*
 Net realized and
 unrealized gain (loss)   0.41    (0.90)     0.12      0.40    (0.04)     0.53
--------------------------------------------------------------------------------
 Total from
 investment activities    0.69     0.36      0.67      0.97     0.53      1.10
--------------------------------------------------------------------------------
Distributions
 Net investment income   (0.28)   (0.54)    (0.55)    (0.57)   (0.57)    (0.57)
 Net realized gain            -        -    (0.12)         -        -         -
--------------------------------------------------------------------------------
 Total distributions     (0.28)   (0.54)    (0.67)    (0.57)   (0.57)    (0.57)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period          $  10.96  $ 10.55  $  11.45  $  11.45  $ 11.05  $  11.09

Ratios/Supplemental Data
Total return**            6.61%   (3.16%)    6.02%     9.03%    5.00%*   10.69%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.55%+   0.55%     0.57%     0.58%    0.65%*   0.65%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                5.17%+   4.96%     4.83%     5.12%    5.23%*   5.27%*
--------------------------------------------------------------------------------
Portfolio turnover rate   41.8%+   48.1%     47.3%     64.3%    66.2%    93.7%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)         $ 283,796 $261,992 $ 278,812 $ 238,282 $195,783 $178,750
--------------------------------------------------------------------------------
   ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
   * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
   +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------
Unaudited                                                       August 31, 2000

STATEMENT OF NET ASSETS
-----------------------                                        Par        Value
                                                                 In thousands
VIRGINIA  95.0%
Abington IDA, Johnston Memorial Hosp., 5.00%, 7/1/02       $    765   $    769
--------------------------------------------------------------------------------
Alexandria IDA, Ogden Martin, VRDN (Currently 4.35%) *        1,200      1,200
--------------------------------------------------------------------------------
Arlington County IDA, Alexandria/Arlington Waste to Energy
        5.25%, 1/1/03 (FSA Insured)                           1,000      1,018
--------------------------------------------------------------------------------
Augusta County IDA, Augusta Hosp.
        6.10%, 9/1/00 (AMBAC Insured)                            60         60
--------------------------------------------------------------------------------
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04              280        277
--------------------------------------------------------------------------------
Chesapeake Bay Bridge and Tunnel
        5.10%, 7/1/01 (FGIC Insured)                            945        951
--------------------------------------------------------------------------------
        6.375%, 7/1/22 (MBIA Insured)
        (Prerefunded 7/1/01+)                                   690        715
--------------------------------------------------------------------------------
Fairfax County, GO, Public Improvement, 5.50%, 6/1/01           675        681
--------------------------------------------------------------------------------
Fairfax County IDA
    Fairfax Hosp. System
        VRDN (Currently 4.20%)                                1,400      1,400
--------------------------------------------------------------------------------
    Inova Health
        VRDN (Currently 4.20%)                                1,000      1,000
--------------------------------------------------------------------------------
Fairfax County Sewer, 5.625%, 7/15/01                         1,000      1,011
--------------------------------------------------------------------------------
Halifax County IDA, Old Dominion Electric,5.25%, 12/1/02 *    1,130      1,132
--------------------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        5.00%, 11/1/02                                          585        592
--------------------------------------------------------------------------------
Hopewell IDA
    Westport Convalescent Center
        5.45%, 10/1/02                                          220        218
--------------------------------------------------------------------------------
        5.60%, 10/1/03                                          235        233
--------------------------------------------------------------------------------
Leesburg Utility System
        6.30%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/02+)                                   500        527
--------------------------------------------------------------------------------

Metropolitan Washington D.C. Airports Auth.
        5.75%, 10/1/03 (FGIC Insured) *                         300        311
--------------------------------------------------------------------------------
        6.40%, 10/1/04 (MBIA Insured)*                        1,350      1,424
--------------------------------------------------------------------------------
Newport News, GO
        5.50%, 5/1/04                                           500        518
--------------------------------------------------------------------------------
        5.50%, 1/15/03                                        1,000      1,025
--------------------------------------------------------------------------------
Peninsula Ports Auth.
    Riverside Health Systems
        5.00%, 7/1/01                                      $    345  $     346
--------------------------------------------------------------------------------
        5.00%, 7/1/02                                           360        363
--------------------------------------------------------------------------------
Portsmouth, GO
        5.60%, 8/1/01                                           500        506
--------------------------------------------------------------------------------
        5.90%, 11/1/01                                          125        127
--------------------------------------------------------------------------------
        6.10%, 11/1/03                                          750        778
--------------------------------------------------------------------------------
Richmond, 6.25%, 1/15/21 (Prerefunded 1/15/01+)                  25         26
--------------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.75%, 7/15/22 (FGIC Insured)
        (Prerefunded 7/15/02+)                                  320        328
--------------------------------------------------------------------------------
Southeastern Public Service Auth., 5.00%, 7/1/03                545        542
--------------------------------------------------------------------------------
Upper Occoquan Sewage Auth.
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+)                                 1,430      1,484
--------------------------------------------------------------------------------
Virginia, GO, 5.00%, 6/1/02                                     500        506
--------------------------------------------------------------------------------
Virginia Beach, GO, 6.70%, 3/1/05 (Prerefunded 3/1/01+)         600        619
--------------------------------------------------------------------------------
Virginia College Building Auth.
    Equipment Leasing Program, 5.00%, 2/1/02                    200        202
--------------------------------------------------------------------------------
    Hampton Univ., 5.20%, 4/1/02                                435        440
--------------------------------------------------------------------------------
Virginia Ed. Loan Auth.,
        5.40%, 9/1/01 (Escrowed to Maturity) *                  900        909
--------------------------------------------------------------------------------
Virginia HDA
        4.90%, 1/1/03                                           200        201
--------------------------------------------------------------------------------
        5.125%, 7/1/03 *                                        865        873
--------------------------------------------------------------------------------

Virginia Public Building Auth.
        5.625%, 8/1/02                                          675        690
--------------------------------------------------------------------------------
        5.70%, 8/1/03                                           500        518
--------------------------------------------------------------------------------
        6.50%, 8/1/11 (Prerefunded 8/1/01+)                   1,000      1,039
--------------------------------------------------------------------------------
Virginia Public School Auth., GO
        4.90%, 1/1/03                                           550        556
--------------------------------------------------------------------------------
        5.00%, 8/1/02                                         2,790      2,822
--------------------------------------------------------------------------------
        5.00%, 8/1/04                                         1,000      1,020
--------------------------------------------------------------------------------
        6.00%, 8/1/01                                           200        203
--------------------------------------------------------------------------------
Virginia Public School Auth., GO,
        School Financing, 5.00%, 1/1/04                       1,000      1,017
--------------------------------------------------------------------------------
Total Virginia (Cost  $31,155)                                          31,177
--------------------------------------------------------------------------------

PUERTO RICO  3.3%
Puerto Rico Ind. Medical and Environmental PCR
        4.25%, 9/1/03                                      $    500   $    492
--------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO, 5.50%, 8/1/02            575        588
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $1,084)                                         1,080
--------------------------------------------------------------------------------

U.S. VIRGIN ISLANDS  0.9%
Virgin Island Water and Power Auth., 5.00%, 7/1/02              300        301
--------------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $302)                                    301
--------------------------------------------------------------------------------


Total Investments in Securities
99.2% of Net Assets (Cost  $32,541)                                   $ 32,558

Other Assets Less Liabilities                                              269

NET ASSETS                                                            $ 32,827

Net Assets Consist of:
Accumulated net investment income -
  net of distributions                                                $      2
Accumulated net realized gain/loss -
  net of distributions                                                     (45)
Net unrealized gain (loss)                                                  17
Paid-in-capital applicable to 6,447,085
 no par value shares of beneficial
 interest outstanding; unlimited number
 of shares authorized                                                   32,853

NET ASSETS                                                            $ 32,827

NET ASSET VALUE PER SHARE                                             $   5.09

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------
Unaudited                                                       August 31, 2000

STATEMENT OF NET ASSETS
-----------------------                                         Par       Value
                                                                  In thousands
VIRGINIA  92.4%
Abingdon IDA, Johnston Memorial Hosp., 5.25%, 7/1/16        $  1,500  $   1,411
--------------------------------------------------------------------------------
Albemarle County IDA, Martha Jefferson Hosp., 5.50% 10/1/20    1,000        967
--------------------------------------------------------------------------------
Alexandria, GO
          5.50%, 6/15/19                                       2,230      2,261
--------------------------------------------------------------------------------
          5.75%, 6/15/20                                       2,980      3,096
--------------------------------------------------------------------------------
Alexandria IDA
     Episcopal High School
          5.875%, 1/1/23                                       1,250      1,278
--------------------------------------------------------------------------------
          6.00%, 1/1/17                                        1,060      1,113
--------------------------------------------------------------------------------
     Ogden Martin, VRDN (Currently 4.35%) *                    1,050      1,050
--------------------------------------------------------------------------------
Arlington County, GO
     Public Improvement
          5.25%, 6/1/15                                        4,115      4,143
--------------------------------------------------------------------------------
          5.25%, 6/1/17                                        2,750      2,744
--------------------------------------------------------------------------------
Arlington County IDA
     Arlington Hosp.
          7.00%, 9/1/11 (Prerefunded 9/1/01+)                  1,255      1,312
--------------------------------------------------------------------------------
     The Nature Conservancy
          5.40%, 7/1/17                                        1,815      1,820
--------------------------------------------------------------------------------
          5.45%, 7/1/27                                        1,905      1,872
--------------------------------------------------------------------------------
Bedford County IDA, Nekoosa Packaging
          5.60%, 12/1/25 *                                     4,000      3,634
--------------------------------------------------------------------------------
          6.30%, 12/1/25 *                                     2,000      1,992
--------------------------------------------------------------------------------
Capital Region Airport Commission
     Richmond Int'l. Airport
          VRDN (Currently 4.25%)
          (AMBAC Insured) *                                    4,500      4,500
--------------------------------------------------------------------------------
Charles County Ind. Dev., Waste Management, 4.875%, 2/1/09 *   3,250      2,861
--------------------------------------------------------------------------------

Chesapeake Bay Bridge and Tunnel Dist.
          5.50%, 7/1/25 (MBIA Insured)                         1,000      1,014
--------------------------------------------------------------------------------
Chesapeake Toll Road, Expressway, 5.625%, 7/15/19              1,250      1,238
--------------------------------------------------------------------------------
Clarke County IDA Hosp. Fac., Winchester Medical Center
          VRDN (Currently 4.30%) (FSA Insured)                 2,000      2,000
--------------------------------------------------------------------------------
Danville IDA
     Danville Regional Medical Center
          5.20%, 10/1/18 (AMBAC Insured)                       3,735      3,654
--------------------------------------------------------------------------------
          6.50%, 10/1/24 (FGIC Insured)
          (Prerefunded 10/1/04+)                               3,000      3,257
--------------------------------------------------------------------------------
Fairfax County Economic Dev. Auth.
     Greenspring Retirement Community
          7.50%, 10/1/29                                    $  2,500  $   2,545
--------------------------------------------------------------------------------
     National Wildlife Federation
          5.25%, 9/1/17 (MBIA Insured)                         2,000      1,973
--------------------------------------------------------------------------------
     Vienna II Metrorail
          6.00%, 9/1/19                                        1,975      2,089
--------------------------------------------------------------------------------
          6.00%, 9/1/20                                        2,090      2,205
--------------------------------------------------------------------------------
Fairfax County Housing Auth.
     FCRHA Office Building
          7.50%, 6/15/18 (Prerefunded 12/15/02+)               2,125      2,280
--------------------------------------------------------------------------------
Fairfax County IDA
     Fairfax Hosp. System, VRDN (Currently 4.20%)              1,200      1,200
--------------------------------------------------------------------------------
     Inova Health, VRDN (Currently 4.20%)                      5,300      5,300
--------------------------------------------------------------------------------
Fairfax County Water Auth.
          5.00%, 4/1/21                                        2,000      1,896
--------------------------------------------------------------------------------
          5.80%, 1/1/16 (Escrowed to Maturity)                 6,060      6,392
--------------------------------------------------------------------------------
          6.00%, 4/1/15                                        1,140      1,226
--------------------------------------------------------------------------------
          6.00%, 4/1/22                                        8,725      9,111
--------------------------------------------------------------------------------
Frederick County IDA, Gov't. Complex Fac.
          6.50%, 12/1/14 (MBIA Insured)                        1,500      1,617
--------------------------------------------------------------------------------
Fredericksburg IDA, Hosp. Fac.(MWH Medicorp Obligated Group)
          Residual Interest Bond / Inverse Floater
          (Currently 8.455%), 8/15/23 (FGIC Insured)
          (Prerefunded 8/15/01+)                               3,000      3,229
--------------------------------------------------------------------------------

Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 *          1,485      1,493
--------------------------------------------------------------------------------
Glouchester County IDA, Virginia Courthouse
          5.375%, 11/1/20 (MBIA Insured)                         685        675
--------------------------------------------------------------------------------
Goochland County IDA, Nekoosa Packaging
          5.65%, 12/1/25 *                                       750        686
--------------------------------------------------------------------------------
Greater Richmond Convention Center Auth.
     Convention Center Expansion, 6.125%, 6/15/29              4,585      4,786
--------------------------------------------------------------------------------
Halifax County IDA, Halifax Regional Long-Term Care
          5.625%, 7/1/12                                       1,585      1,400
--------------------------------------------------------------------------------
Hampton IDA, Sentara Health, 5.375%, 11/1/15                   5,300      5,232
--------------------------------------------------------------------------------
Hampton Roads Medical College
          6.875%, 11/15/11                                     1,000      1,040
--------------------------------------------------------------------------------
          6.875%, 11/15/11 (Prerefunded 11/15/01+)               500        525
--------------------------------------------------------------------------------
          6.875%, 11/15/16 (Prerefunded 11/15/01+)               500        524
--------------------------------------------------------------------------------
Hanover County IDA
     Memorial Regional Medical Center
          6.50%, 8/15/10 (MBIA Insured)                     $  1,300  $   1,466
--------------------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
          6.125%, 11/1/19                                      2,000      2,129
--------------------------------------------------------------------------------
Henrico County IDA
     Bon Secours Health
          6.00%, 8/15/16 (MBIA Insured)                          865        930
--------------------------------------------------------------------------------
          6.25%, 8/15/20 (MBIA Insured)                        1,750      1,926
--------------------------------------------------------------------------------
     Regional Jail
          6.00%, 8/1/15 (Prerefunded 8/1/05+)                  2,415      2,578
--------------------------------------------------------------------------------
          7.00%, 8/1/13 (Prerefunded 8/1/05+)                  1,485      1,674
--------------------------------------------------------------------------------
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27                3,250      3,277
--------------------------------------------------------------------------------
Hopewell IDA
     Colonial Heights Convalescent Center
          5.75%, 10/1/04                                         150        148
--------------------------------------------------------------------------------
     Forest Hill Convalescent Center
          5.60%, 10/1/03 (Prerefunded 10/1/02+)                  100        106
--------------------------------------------------------------------------------
          5.90%, 10/1/05 (Prerefunded 10/1/02+)                  240        255
--------------------------------------------------------------------------------
     Westport Convalescent Center, 5.75%, 10/1/04                290        286
--------------------------------------------------------------------------------

Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *                 4,250      4,305
--------------------------------------------------------------------------------
Loudoun County, GO, Public Improvement, 5.75%, 12/1/18         1,685      1,752
--------------------------------------------------------------------------------
Lynchburg IDA, Centra Health, 5.25%, 1/1/11                    1,890      1,882
--------------------------------------------------------------------------------
Martinsville IDA
     Memorial Hosp. of Martinsville and Henry County
          7.00%, 1/1/11 (Prerefunded 1/1/01+)                    950        958
--------------------------------------------------------------------------------
Medical College of Virginia Hosp. Auth.
          5.25%, 7/1/14 (MBIA Insured)                         3,185      3,194
--------------------------------------------------------------------------------
Metropolitan Washington D.C. Airport Auth.
          5.50%, 10/1/23 *                                     3,350      3,264
--------------------------------------------------------------------------------
          5.75%, 10/1/11 (MBIA Insured) *                      1,500      1,558
--------------------------------------------------------------------------------
          6.625%, 10/1/19 (MBIA Insured) *                     3,550      3,720
--------------------------------------------------------------------------------
Newport News, GO, 5.50%, 7/1/12 (MBIA Insured)                 2,000      2,071
--------------------------------------------------------------------------------
Norfolk, GO, 5.25%, 6/1/14                                     2,750      2,761
--------------------------------------------------------------------------------
Norfolk IDA
     Children's Hosp. of the King's Daughters
          7.00%, 6/1/11 (AMBAC Insured)
          (Prerefunded 6/1/01+)                                1,150      1,195
--------------------------------------------------------------------------------
Norfolk IDA
     Sentara Hosp.
          7.00%, 11/1/20 (Prerefunded 11/1/00+)             $  1,045  $   1,070
--------------------------------------------------------------------------------
          7.10%, 11/1/10 (Prerefunded 11/1/00+)                  850        871
--------------------------------------------------------------------------------
Peninsula Port Auth.
     Dominion Terminal, 7.375%, 6/1/20                         2,000      2,062
--------------------------------------------------------------------------------
     Riverside Health
          6.625%, 7/1/18
          (Prerefunded 7/1/01+)                                3,020      3,194
--------------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road, Zero Coupon, 8/15/18     3,000        794
--------------------------------------------------------------------------------
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)                   2,000      1,931
--------------------------------------------------------------------------------
Prince William County Park Auth., 5.875%, 10/15/19             4,135      4,207
--------------------------------------------------------------------------------
Prince William County Service Auth., Water and Sewer Systems
          4.75%, 7/1/29 (FGIC Insured)                         2,275      1,974
--------------------------------------------------------------------------------

Richmond Metropolitan Auth.
     Expressway
          5.25%, 7/15/17 (FGIC Insured)                        2,700      2,694
--------------------------------------------------------------------------------
          5.25%, 7/15/22 (FGIC Insured)                        5,550      5,457
--------------------------------------------------------------------------------
Riverside, Regional Jail, 5.875%, 7/1/14 (MBIA Insured)        4,000      4,172
--------------------------------------------------------------------------------
Roanoke, GO
     Public Improvement
          6.00%, 10/1/17                                         500        532
--------------------------------------------------------------------------------
          6.00%, 10/1/19                                       4,810      5,098
--------------------------------------------------------------------------------
Roanoke County IDA
     Hollins College
          5.20%, 3/15/17                                       1,150      1,106
--------------------------------------------------------------------------------
          5.25%, 3/15/23                                       1,000        943
--------------------------------------------------------------------------------
Roanoke IDA
     Roanoke Memorial Hosp., Carilion Health System
          6.125%, 7/1/17 (MBIA Insured)                        3,905      4,238
--------------------------------------------------------------------------------
Southeastern Public Service Auth.
          5.00%, 7/1/02                                        1,475      1,472
--------------------------------------------------------------------------------
          5.00%, 7/1/03                                        1,000        995
--------------------------------------------------------------------------------
          5.00%, 7/1/15 (AMBAC Insured)                        3,550      3,470
--------------------------------------------------------------------------------
Univ. of Virginia, 5.25%, 6/1/13                               3,880      3,940
--------------------------------------------------------------------------------
Upper Occoquan Sewage Auth., 4.75%, 7/1/29 (MBIA Insured)      3,000      2,602
--------------------------------------------------------------------------------
Virginia Beach Dev. Auth.
     Beverly Enterprises, 10.00%, 4/1/10                       1,810      1,868
--------------------------------------------------------------------------------
Virginia Beach Dev. Auth.
     Sentara Bayside Hosp.
          6.60%, 11/1/09
          (Prerefunded 11/1/01+)                            $  3,650  $   3,816
--------------------------------------------------------------------------------
     Virginia Beach General Hosp.
          6.00%, 2/15/10
          (AMBAC Insured)                                      1,000      1,085
--------------------------------------------------------------------------------
     Westminster Canterbury, 7.25%, 11/1/32                    1,500      1,489
--------------------------------------------------------------------------------

Virginia College Building Auth.
     Randolph Macon College
          6.625%, 5/1/13
          (Prerefunded 5/1/02+)                                1,000      1,055
--------------------------------------------------------------------------------
     Washington and Lee Univ.
          5.25%, 1/1/26 (MBIA Insured)                         2,320      2,269
--------------------------------------------------------------------------------
          5.25%, 1/1/31 (MBIA Insured)                         1,750      1,703
--------------------------------------------------------------------------------
Virginia HDA
          5.60%, 11/1/18                                       5,160      5,107
--------------------------------------------------------------------------------
          5.75%, 4/1/15                                          980        990
--------------------------------------------------------------------------------
          5.85%, 7/1/12                                        1,000      1,034
--------------------------------------------------------------------------------
          6.00%, 7/1/11 *                                      2,350      2,465
--------------------------------------------------------------------------------
          6.35%, 11/1/01                                       1,000      1,014
--------------------------------------------------------------------------------
          6.375%, 1/1/26 *                                       620        639
--------------------------------------------------------------------------------
          6.40%, 7/1/22 (MBIA Insured) *                       2,000      2,047
--------------------------------------------------------------------------------
          6.45%, 7/1/28 (MBIA Insured) *                       2,000      2,028
--------------------------------------------------------------------------------
          6.50%, 5/1/13 *                                      2,000      2,106
--------------------------------------------------------------------------------
          6.70%, 1/1/22 *                                        795        805
--------------------------------------------------------------------------------
          7.05%, 5/1/18                                          840        877
--------------------------------------------------------------------------------
          7.10%, 5/1/13                                        1,500      1,543
--------------------------------------------------------------------------------
     Rental Housing
          5.45%, 2/1/12 *                                      1,150      1,139
--------------------------------------------------------------------------------
          5.50%, 2/1/13 *                                      1,175      1,164
--------------------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.
     Univ. Services
          5.40%, 6/1/11                                        1,000      1,033
--------------------------------------------------------------------------------
          5.50%, 6/1/16                                        3,000      3,028
--------------------------------------------------------------------------------
          5.50%, 6/1/20                                        1,600      1,596
--------------------------------------------------------------------------------
Virginia Port Auth.
          5.50%, 7/1/11 *                                      2,270      2,337
--------------------------------------------------------------------------------
     Port Fac., 5.50%, 7/1/24 (MBIA Insured) *                 1,000        974
--------------------------------------------------------------------------------

Virginia Public Building Auth.
          6.25%, 8/1/15 (Prerefunded 8/1/04+)               $  1,550  $   1,665
--------------------------------------------------------------------------------
Virginia Public School Auth., GO
          5.375%, 8/1/17                                       2,245      2,247
--------------------------------------------------------------------------------
          6.50%, 8/1/12 (Prerefunded 8/1/01+)                  1,700      1,767
--------------------------------------------------------------------------------
          6.50%, 8/1/16                                        2,890      3,151
--------------------------------------------------------------------------------
Virginia Resources Auth., Revolving Water Fund,
          5.625%, 10/1/22                                      1,650      1,672
--------------------------------------------------------------------------------
Virginia Transportation Board
     Northern Virginia Transportation Dist.
          5.125%, 5/15/19                                      2,000      1,929
--------------------------------------------------------------------------------
     Oak Grove Connector, 5.25%, 5/15/22                       3,000      2,902
--------------------------------------------------------------------------------
     Route 28 Project, 6.50%, 4/1/18                           1,000      1,037
--------------------------------------------------------------------------------
     Route 58 Project
          5.125%, 5/15/19                                      2,855      2,753
--------------------------------------------------------------------------------
          5.625%, 5/15/13                                      3,000      3,069
--------------------------------------------------------------------------------
Washington County IDA
     Johnston Memorial Hosp.
          6.25%, 7/1/06 (Prerefunded 7/1/05+)                  1,660      1,767
--------------------------------------------------------------------------------
          6.75%, 7/1/12 (Prerefunded 7/1/02+)                  1,500      1,587
--------------------------------------------------------------------------------
York County, Sewer, 5.875%, 6/1/24                             1,000      1,028
--------------------------------------------------------------------------------
Total Virginia (Cost  $257,596)                                         262,141
--------------------------------------------------------------------------------

PUERTO RICO  3.6%
Puerto Rico Electric Power Auth., 6.00%, 7/1/14                1,000      1,055
--------------------------------------------------------------------------------
Puerto Rico Highway & Transportation Auth.
          5.50%, 7/1/15 (FSA Insured)                          2,000      2,106
--------------------------------------------------------------------------------
          6.00%, 7/1/31                                        1,000      1,055
--------------------------------------------------------------------------------
          6.25%, 7/1/14                                        1,500      1,680
--------------------------------------------------------------------------------
          6.50%, 7/1/27                                        2,470      2,751
--------------------------------------------------------------------------------
Puerto Rico Ind. Tourist, Ed.
     Medical & Environmental Fac., Cogen Fac.
          6.625%, 6/1/26 *                                     1,500      1,564
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $9,551)                                         10,211

Total Investments in Securities
99.0% of Net Assets (Cost  $275,240)                                  $ 280,894

Other Assets Less Liabilities                                             2,902

NET ASSETS                                                            $ 283,796

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                                  $      12
Accumulated net realized gain/loss -
net of distributions                                                     (5,265)
Net unrealized gain (loss)                                                5,654
Paid-in-capital applicable to 25,900,888
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized                                             283,395

NET ASSETS                                                            $ 283,796

NET ASSET VALUE PER SHARE                                             $   10.96

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------                                 Unaudited
STATEMENT OF OPERATIONS                                            In thousands
-----------------------                              Short-Term
                                                      Bond Fund      Bond Fund
                                                       6 Months       6 Months
                                                          Ended          Ended
                                                        8/31/00        8/31/00
  Investment Income (Loss)
  Interest income                                    $      666    $     7,766
--------------------------------------------------------------------------------
  Expenses
   Custody and accounting                                    43             52
   Investment management                                     20            565
   Shareholder servicing                                     14             96
   Legal and audit                                            6              7
   Trustees                                                   3              3
   Prospectus and shareholder reports                         2             21
   Registration                                               1              -
   Miscellaneous                                              2              2
--------------------------------------------------------------------------------
   Total expenses                                            91            746
   Expenses paid indirectly                                   -             (4)
--------------------------------------------------------------------------------
   Net expenses                                              91            742
--------------------------------------------------------------------------------
  Net investment income (loss)                              575          7,024
--------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                               (12)        (1,617)
   Futures                                                    -            (10)
--------------------------------------------------------------------------------
   Net realized gain (loss)                                 (12)        (1,627)
  Change in net unrealized gain or loss on securities       243          11,987
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   231         10,360
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             $      806    $    17,384

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------                                 Unaudited
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
----------------------------------         Short-Term
                                            Bond Fund             Bond Fund
                                   6 Months      Year    6 Months      Year
                                      Ended     Ended       Ended     Ended
                                    8/31/00   2/29/00     8/31/00   2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)    $     575  $    986   $   7,024  $ 13,821
  Net realized gain (loss)              (12)       14      (1,627)   (3,588)
  Change in net unrealized
  gain or loss                          243      (624)     11,987   (19,551)
-----------------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations            806       376      17,384    (9,318)
-----------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                (575)     (986)     (7,024)  (13,821)
  Net realized gain                       -       (55)          -         -
-----------------------------------------------------------------------------
  Decrease in net assets
  from distributions                   (575)   (1,041)     (7,024)  (13,821)
-----------------------------------------------------------------------------
Capital share transactions *
  Shares sold                         9,819    14,102      26,003    60,639
  Distributions reinvested              507       929       5,172    10,389
  Shares redeemed                    (5,350)  (13,518)    (19,731)  (64,709)
-----------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                  4,976     1,513      11,444     6,319
-----------------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                         5,207       848      21,804   (16,820)
Beginning of period                  27,620    26,772     261,992   278,812
-----------------------------------------------------------------------------
End of period                     $  32,827  $ 27,620   $ 283,796  $261,992

*Share information
  Shares sold                         1,942     2,759       2,429     5,498
  Distributions reinvested              100       182         481       956
  Shares redeemed                    (1,056)   (2,646)     (1,845)   (5,976)
-----------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding                 986       295       1,065       478

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
Unaudited                                                       August 31, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively. The Short-Term Bond Fund seeks the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value by investing primarily in investment-grade Virginia municipal bonds. The Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia income taxes by investing in investment-grade Virginia municipal bonds.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 2000, were as follows:

                                        Short-Term
                                         Bond Fund      Bond Fund

Purchases                              $ 6,323,000    $ 60,375,000
Sales                                    4,010,000      53,204,000


NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Bond fund had capital loss carryforwards for federal income tax purposes of $2,059,000, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the costs of investments for the Short-Term Bond and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $32,541,000 and $275,240,000 respectively. Net unrealized gain (loss) on investments were as follows:

                                        Short-Term
                                         Bond Fund      Bond Fund

Appreciated investments               $     88,000   $  8,060,000
Depreciated investments                    (71,000)    (2,406,000)
Net unrealized gain (loss)            $     17,000   $  5,654,000


NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $4,000 and $99,000 were payable at August 31, 2000 by the Short-Term and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000 and the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2002, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 29, 2004, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Short-Term Bond Funds ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $43,000 of management fees were not accrued by the Short-Term Bond Fund for the six months ended August 31, 2000. Additionally, $193,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2002.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expe nses pursuant to these related party agreements totaling approximately $44,000 and $112,000, respectively, for the six months ended August 31, 2000, of which $8,000 and $23,000, respectively, were payable at period-end.
================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).
AUTOMATIC INVESTING From your bank account or paycheck.
AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.
DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions. AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------

COMBINED STATEMENT Overview of all your accounts with T. Rowe Price. SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.
T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.
PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results. INSIGHTS Educational reports on investment strategies and financial markets. INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.T. Rowe Price Shareholder Services

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term


DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
               T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES
-----------------
               T. Rowe Price Retirement Income Manager [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

               T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------
  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

Planning and Informational Guides
---------------------------------
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

Insights Reports
----------------
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

Software Packages
-----------------
  T. Rowe Price Retirement Planning
    Analyzer [TM] CD-ROM or diskette $19.95.
    To order, please call 1-800-541-5760.
    Also available on the Internet for $9.95.

  T. Rowe Price Variable Annuity Analyzer [TM]
    CD-ROM or diskette, free. To order,
    please call 1-800-469-5304.

  T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

Investment Kits
---------------
               We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        C14-051  8/31/00